Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Apple Hospitality REIT, Inc., (the “Company”) on Form 10-Q for the quarter ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2023 and for the period then ended.

Apple Hospitality REIT, Inc.

/s/ Justin G. Knight
Justin G. Knight
Chief Executive Officer

/s/ Elizabeth S. Perkins
Elizabeth S. Perkins
Chief Financial Officer

/s/ Rachel S. Labrecque
Rachel S. Labrecque
Chief Accounting Officer

Date: May 2, 2023